EXHIBIT 99.1

DTE Energy reports strong 2018 financial results; reaffirms guidance for 2019

•	Signed agreement for the purchase of Generation Pipeline, a natural gas midstream asset in Northwest Ohio

•	Ranked highest in customer satisfaction

•	Placed in the top 3 percent for employee engagement

•	Recognized as top corporate citizen in Michigan

DETROIT, February 7, 2019 - DTE Energy (NYSE:DTE) today reported 2018 earnings of $1.1 billion, or $6.17 per diluted share, compared with $1.1 billion, or $6.32 per diluted share in 2017.

2018 operating earnings were $1.1 billion, or $6.30 per diluted share, compared with 2017 operating earnings of $1.0 billion, or $5.59 per diluted share. The 2018 operating earnings results strongly beat the company’s original 2018 guidance. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

"Our commitment to safety, the environment, customer satisfaction and our communities contributed to making 2018 a very successful year. We had one of our safest years on record and delivered another strong year financially, which positions us for continued future success,” said DTE Chairman and CEO Gerry Anderson.
In addition, the NEXUS Gas Transmission system, a DTE joint venture, signed an agreement to purchase Generation Pipeline, a midstream pipeline asset that provides natural gas supply to Northwest Ohio industrial customers. Generation Pipeline is an existing 24-inch, 23-mile pipeline with current capacity to deliver 355 million cubic feet per day of clean-burning natural gas.
“The decision to purchase Generation Pipeline is consistent with our growth plans for NEXUS and aligns with our commitment to enable large industrial customers in the region to access clean, low-cost natural gas,” said Anderson.
Additionally, Anderson noted the following accomplishments:

•	Led the Midwest in business customer satisfaction. Ranked highest in customer satisfaction with natural gas business customers in the Midwest in J.D. Power’s 2018 study.

•
Placed in the top 3 percent for employee engagement. Named in the top 3 percent of workplaces worldwide for employee engagement, as measured by the Gallup Organization. Also, ranked in the top decile on Indeed’s list of 50 Best Places to Work in 2018 among Fortune 500 companies.

•
Ranked as one of the country’s top corporate citizens by Points of Light. The only Michigan company named to the Civic 50 - the top 50 companies nationwide in corporate citizenship - by Points of Light, the world’s largest organization dedicated to volunteer service. Also, recognized as the leading energy company nationally.

•
Earned Wildlife Habitat Council’s highest honor. Received the Corporate Conservation Leadership Award. The award recognizes overall achievement in conservation efforts, exemplary corporate commitment to biodiversity and conservation education as well as meaningful alignments with global conservation objectives.

•	Placed NEXUS gas pipeline into service. NEXUS is a 256-mile pipe that brings low cost gas supply to Michigan from nearby states.

•
Committed to double renewable energy capacity by 2022. New projects, including Pine River Wind Park in mid-Michigan, will drive investments of more than $1.7 billion in Michigan and double renewable energy capacity from 1,000 to 2,000 megawatts.

•	Certified in ISO 14001. Solidifying DTE as a leader among utility companies in environmental stewardship. ISO 14001 certifies the reduction of the impact operations have on the environment.

•
Supported job creation with Michigan businesses. Invested $1.7 billion with Michigan-based companies in 2018, exceeding its commitment to the Pure Michigan Business Connect local supplier initiative. The company’s eight-year effort has supported the creation of thousands of Michigan jobs.

DTE reaffirms guidance for 2019

DTE reaffirms 2019 operating EPS guidance of $5.97 - $6.33.

“DTE delivered strong financial results in 2018 at both our utility and non-utility businesses while continuing significant investment in reliability and infrastructure improvements,” said Peter Oleksiak, DTE senior vice president and CFO. “The company is starting the year in a great position to achieve its financial goals in 2019 as well as over the longer-term horizon.”

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 9 a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in numbers in the U.S. and Canada are toll free: (888) 254-3590 or international: (323) 994-2093. The passcode is 2846741. The webcast will be archived on the DTE website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Thursday, February 21. To access the replay, dial U.S. and Canada toll free (888) 203-1112 or international toll (719) 457-0820 and enter the passcode 2846741.

About DTE Energy

DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.2 million customers in Southeastern Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio includes energy businesses focused on natural gas pipelines, gathering and storage, power and industrial projects, renewable natural gas, and energy marketing and trading. As an environmental leader, DTE will reduce carbon dioxide and methane emissions by more than 80 percent by 2050 to produce cleaner energy while keeping it safe, reliable and affordable. DTE is committed to being a force for good in the communities where it serves through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com,twitter.com/dte_energy and facebook.com.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this release, DTE Energy discusses 2019 operating earnings guidance. It is likely that certain items that impact the company's 2019 reported results will be excluded from operating results. Reconciliations to the comparable 2019 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

The information contained herein is as of the date of this release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this release as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This release contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially.

Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in the our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission.

For further information, members of the media may call:
Pete Ternes, DTE Energy, 313.235.5555

For further information, analysts may call:
Barbara Tuckfield, DTE Energy, 313.235.1018
John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended December 31,
	2018						2017
	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings
	(In millions)
DTE Electric	$56	$6	A	$(2)		$60	$143	$—		$(5)	D	$141
		—		—				5	E	(2)

DTE Gas	62	—		—		62	53	2	E	(1)		54

Non-utility operations
Gas Storage and Pipelines	47	—		—		47	154	—		(115)	D	39

Power and Industrial Projects	15	—		—		15	34	—		(21)	D	20
		—		—				12	F	(5)

Energy Trading	26	(13)	B	3		16	(25)	51	B	(20)		8
								—		2	D

Total Non-utility operations	88	(13)		3		78	163	63		(159)		67

Corporate and Other	(15)	—		(20)	C	(35)	(72)	—		34	D	(38)

Net Income Attributable to DTE Energy Company	$191	$(7)		$(19)		$165	$287	$70		$(133)		$224

* Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 27% for the three months ended December 31, 2018 and combined federal and state income tax rate of 41% for the three months ended December 31, 2017.

Adjustments key
A) One-time benefits expense reimbursement, net of customer sharing — recorded in Operating Expenses — Operation and maintenance
B) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

C) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense
D) Remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense (Benefit)
E) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance
F) Impairment of assets at a reduced emission fuel facility due to a third party plant closure expected to occur in the second quarter of 2018 — recorded in Operating Expenses — Asset (gains) losses and impairments, net

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)

	Three Months Ended December 31,
	2018						2017
	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings
	(In millions)
DTE Electric	$0.30	$0.03	A	$(0.01)		$0.32	$0.80	$—		$(0.03)	D	$0.79
		—		—				0.03	E	(0.01)

DTE Gas	0.34	—		—		0.34	0.30	0.01	E	—		0.31

Non-utility operations
Gas Storage and Pipelines	0.26	—		—		0.26	0.86	—		(0.64)	D	0.22

Power and Industrial Projects	0.08	—		—		0.08	0.19	—		(0.12)	D	0.11
		—		—				0.07	F	(0.03)

Energy Trading	0.15	(0.07)	B	0.02		0.10	(0.14)	0.29	B	(0.12)		0.04
								—		0.01	D
Total Non-utility operations	0.49	(0.07)		0.02		0.44	0.91	0.36		(0.90)		0.37

Corporate and Other	(0.08)	—		(0.11)	C	(0.19)	(0.41)	—		0.20	D	(0.21)

Net Income Attributable to DTE Energy Company	$1.05	$(0.04)		$(0.10)		$0.91	$1.60	$0.40		$(0.74)		$1.26

* Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 27% for the three months ended December 31, 2018 and combined federal and state income tax rate of 41% for the three months ended December 31, 2017.

(1) Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the Consolidated Statements of Operations (Unaudited)

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Year Ended December 31,
	2018						2017
	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings
	(In millions)
DTE Electric	$664	$—		$7	A	$669	$606	$16	F	$(6)		$617
		2	B	(1)				10	B	(4)
		(4)	C	1						(5)	G

DTE Gas	150	—		10	A	159	146	5	B	(2)		149
		1	B	—
		(3)	C	1

Non-utility operations
Gas Storage and Pipelines	235	—		(2)	A	233	275	—		(115)	G	160

Power and Industrial Projects	161	—		(1)	A	163	138	—		(21)	G	124
		(4)	C	1				12	H	(5)
		8	D	(2)

Energy Trading	39	1	E	—		40	72	(88)	E	34		20
		—		—				—		2	G

Total Non-utility operations	435	5		(4)		436	485	(76)		(105)		304

Corporate and Other	(129)	—		7	A	(122)	(103)	—		34	G	(69)

Net Income Attributable to DTE Energy Company	$1,120	$1		$21		$1,142	$1,134	$(45)		$(88)		$1,001

* Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 27% for the year ended December 31, 2018 and combined federal and state income tax rate of 41% for the year ended December 31, 2017.

Adjustments key
A) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense
B) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance
C) One-time benefits expense reimbursement, net of customer sharing — recorded in Operating Expenses — Operation and maintenance
D) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Asset (gains) losses and impairments, net
E) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

F) MPSC disallowance of power supply recovery costs related to customer settlement — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions — Interest Expense
G) Remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense (Benefit)
H) Impairment of assets at a reduced emission fuel facility due to a third party plant closure expected to occur in the second quarter of 2018 — recorded in Operating Expenses — Asset (gains) losses and impairments, net

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)

	Year Ended December 31,
	2018						2017
	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes*		Operating Earnings
	(In millions)
DTE Electric	$3.66	$—		$0.04	A	$3.69	$3.38	$0.09	F	$(0.03)		$3.44
		0.02	B	(0.01)				0.05	B	(0.02)
		(0.03)	C	0.01						(0.03)	G

DTE Gas	0.83	—		0.06	A	0.89	0.81	0.03	B	(0.01)		0.83
		0.01	B	—
		(0.02)	C	0.01

Non-utility operations
Gas Storage and Pipelines	1.30	—		(0.01)	A	1.29	1.53	—		(0.64)	G	0.89

Power and Industrial Projects	0.89	—		(0.01)	A	0.89	0.77	—		(0.12)	G	0.69
		(0.03)	C	0.01				0.07	H	(0.03)
		0.04	D	(0.01)

Energy Trading	0.22	0.01	E	—		0.23	0.40	(0.49)	E	0.19		0.11
		—		—				—		0.01	G
Total Non-utility operations	2.41	0.02		(0.02)		2.41	2.70	(0.42)		(0.59)		1.69

Corporate and Other	(0.73)	—		0.04	A	(0.69)	(0.57)	—		0.20	G	(0.37)

Net Income Attributable to DTE Energy Company	$6.17	$—		$0.13		$6.30	$6.32	$(0.25)		$(0.48)		$5.59

* Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 27% for the year ended December 31, 2018 and combined federal and state income tax rate of 41% for the year ended December 31, 2017.

(1) Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the Consolidated Statements of Operations (Unaudited)

Adjustments key — see previous page